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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 26, 1999

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977
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ITEM 5.  OTHER EVENTS

     On January 26, 1999, Consolidated Graphics, Inc. (the "Company") announced the signing of a letter of intent to acquire CMI of Chicago, Illinois. A copy of the press release is attached hereto as Exhibit 99.

     The attached press release may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

     Subsequent to September 30, 1998, and through January 28, 1999, the Company has acquired four businesses for approximately $7.3 million of cash (funded through borrowings under its credit facility) and 280,636 shares of its common stock, not $73 million of cash and 280,636 shares as stated in the Company's Form 8-K filed January 28, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

     (A)  EXHIBITS

     The following exhibit is filed herewith:

             99 Press release of Consolidated Graphics, Inc. dated January 26
                1999, related to the announcement of the signing of a letter of intent to acquire CMI of Chicago, Illinois.


                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)

                                         By: /s/ G. CHRISTOPHER COLVILLE
                                                 G. CHRISTOPHER COLVILLE
                                                  EXECUTIVE VICE PRESIDENT-
                                                   MERGERS & ACQUISITIONS
                                         CHIEF FINANCIAL AND ACCOUNTING OFFICER


Date:  January 29, 1999

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